UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 17, 2017

DEPOMED, INC.

(Exact name of registrant as specified in its charter)

California	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7999 Gateway Blvd., Suite 300, Newark, California 94560

(Address of principal executive offices) (Zip Code)

(510) 744-8000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 17, 2017, Depomed, Inc. (the “Company”) entered into an offer letter (“Offer Letter”) with Santosh J. Vetticaden, M.D., Ph.D. pursuant to which Dr. Vetticaden agreed to serve as the Company’s Senior Vice President, Chief Medical and Scientific Officer.

Dr. Vetticaden, 58, brings over 25 years of pharmaceutical and biotechnology industry leadership experience to this role. Most recently, Dr. Vetticaden held the position of Interim Chief Executive Officer of Insys Therapeutics Inc. (“Insys”), a specialty pharmaceutical company developing and commercializing products in various therapeutic areas including the area of pain management.  Prior to joining Insys, Dr. Vetticaden held the role of Chief Medical Officer at several publicly traded biopharmaceutical companies: Mast Therapeutics Inc., Cubist Pharmaceuticals Inc. and Maxygen Inc. Dr. Vetticaden has also previously held leadership positions at Johnson & Johnson and Aventis (now Sanofi).  Dr. Vetticaden currently serves on the board of Heluna Health (formerly Public Health Foundation Enterprises), a non-profit organization devoted to population health.  Dr. Vetticaden holds an M.D. from the University of Maryland, a Ph.D. from Virginia Commonwealth University and an M.B.A. from the Sloan School of Management at the Massachusetts Institute of Technology.

Pursuant to the terms of the Offer Letter, Dr. Vetticaden’s base salary will be $475,000 and an annual target cash bonus of 50% of his base salary.  The Offer Letter also provides that the Company will grant Dr. Vetticaden 109,343 stock options and 53,325 restricted stock units, in each case that vest over a four-year period, with such grants to be made under its current equity compensation plan.  Dr. Vetticaden will also receive a sign-on bonus of $100,000, with 50% of such bonus being payable on November 20, 2017 and the remainder being payable on January 31, 2019.  Dr. Vetticaden also entered into the Company’s standard form of Management Continuity Agreement.

The foregoing descriptions of the Offer Letter and the form of Management Continuity Agreement are qualified in its entirety by reference to the full text of the Offer Letter, which will be filed as an exhibit to the Company’s Form 10-Q for the nine-month period ending September 30, 2017, and the full text of the form of Management Continuity Agreement filed as an exhibit to the Company’s Form 10-Q filed on May 6, 2016, respectively.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEPOMED, INC.
Date: October 23, 2017
/s/ Matthew M. Gosling
Matthew M. Gosling
Senior Vice President and General Counsel

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